UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/09/2005

Captaris, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-25186

Washington	91-1190085
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

10885 N.E. 4th Street, Suite 400
Bellevue, Washington 98004
(Address of Principal Executive Offices, Including Zip Code)

(425) 455-6000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On February 9, 2005, Captaris, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report, including but not limited to Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report, including but not limited to Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.       Description
------------          --------------
99.1                   Press Release dated February 9, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Captaris, Inc.

Date: February 09, 2005.	By:	/s/ Pete Papano
Pete Papano
Chief Financial Officer